UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 30, 2007

ION Media Networks, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13452	59-3212788
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 Clearwater Park Road, West Palm Beach, Florida		33401
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	561-659-4122

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Supplement to the Series A Notes Indenture.

On November 30, 2007, ION Media Networks, Inc. (the "Company") entered into a Supplemental Indenture (the "Series A Notes Supplemental Indenture") with The Bank of New York Trust Company, N.A. (the "Trustee"), the trustee under the Indenture, dated as of August 3, 2007 (the "Series A Notes Indenture"), by and between the Company and the Trustee, relating to the Company's 11% Series A Mandatorily Convertible Senior Subordinated Notes due 2013 (the "Series A Notes"). The Series A Notes Supplemental Indenture corrects a scrivener's error in the Series A Notes Indenture (a copy of which is filed as Exhibit 10.257 to the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2007, filed with the Securities and Exchange Commission on August 14, 2007) relating to the time period in which the conditions for mandatory conversion of the Series A Notes may be satisfied, and did not require the consent of the holders of the Series A Notes.

A copy of the Series A Notes Supplemental Indenture is filed as Exhibit 10.1 to this Form 8-K, and is incorporated herein by reference.

Supplement to the Series B Notes Indenture.

On December 6, 2007, the Company entered into a Supplemental Indenture (the "Series B Notes Supplemental Indenture") with the Trustee, the trustee under the Indenture, dated as of May 4, 2007 (the "Series B Notes Indenture"), by and between the Company and the Trustee, relating to the Company's 11% Series B Mandatorily Convertible Senior Subordinated Notes due 2013 (the "Series B Notes"). The Series B Notes Supplemental Indenture corrects a scrivener's error in the Series B Notes Indenture (a copy of which is filed as Exhibit 4.2 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 9, 2007) relating to the time period in which the conditions for mandatory conversion of the Series B Notes may be satisfied, and did not require the consent of the holders of the Series B Notes.

A copy of the Series B Notes Supplemental Indenture is filed as Exhibit 10.2 to this Form 8-K, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following items are filed as Exhibits to this report:

10.1 Supplemental Indenture, dated as of November 30, 2007, by and between the Company and The Bank of New York Trust Company, N.A., relating to the Company's 11% Series A Mandatorily Convertible Senior Subordinated Notes due 2013.

10.2 Supplemental Indenture, dated as of December 6, 2007, by and between the Company and The Bank of New York Trust Company, N.A., relating to the Company's 11% Series B Mandatorily Convertible Senior Subordinated Notes due 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ION Media Networks, Inc.

December 6, 2007	By:	Adam K. Weinstein

Name: Adam K. Weinstein
Title: Senior Vice President, Secretary and Chief Legal Officer

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Exhibit Index

Exhibit No.	Description

10.1	Supplemental Indenture, dated as of November 30, 2007, by and between the Company and The Bank of New York Trust Company, N.A., relating to the Company's 11% Series A Mandatorily Convertible Senior Subordinated Notes due 2013.
10.2	Supplemental Indenture, dated as of December 6, 2007, by and between the Company and The Bank of New York Trust Company, N.A., relating to the Company's 11% Series B Mandatorily Convertible Senior Subordinated Notes due 2013.